UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2012

TUNDRA GOLD CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-169066	27-2019656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 S Virginia Street, 8th Floor
Reno, Nevada
(Address of Principal Executive Offices)

89501
(Zip Code)

(775) 398-3012
(Registrant’s Telephone Number, Including Area Code)
                                                                                                   _________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

On January 30, 2012, Gurpartap Singh Basrai, the owner of  60,000,000 shares of common stock of Tundra Gold Corp. (the “Registrant”), returned 30,000,000 common shares to the Registrant for cancellation.  Mr. Basrai returned the shares for cancellation in order to reduce the number of shares issued and outstanding. Subsequent to the cancellation, the Registrant has 47,820,000 shares issued and outstanding; a number that Mr. Basrai, who is also an officer and director of the Registrant, considers more in line with the Company’s current business plans.

Following the share cancellation, Mr. Basrai owns 30,000,000 common shares, or 62.74%, of the remaining 47,820,000 issued and outstanding common shares of the Registrant.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements.

(b) Pro forma financial information.

(c) Exhibits:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUNDRA GOLD CORP.

By: /s/ Gurpartap Singh Basrai
Name: Gurpartap Singh Basrai
Title: President, Chief Executive Officer,
Treasurer, Secretary and Director

Date:  February 2, 2012